UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2014
XHIBIT CORP. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	000-52678 (Commission File Number)	20-0853320 (IRS Employer Identification No.)

1520 E. Pima St., Phoenix, AZ 85034
(Address of principal executive offices) (Zip Code)

(602) 281-3554
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 24, 2014, Xhibit Corp. (the "Company") entered into a Separation Agreement and Release with Kevin Weiss, the former Chairman and Chief Executive Officer of the Company who resigned on November 13, 2014.  Under the agreement, Mr. Weiss will provide consulting services to the Company as requested by the Company’s Board of Directors through December 31, 2014, at a fee of $3,000 per day.  The Company will also pay the employer portion of Mr. Weiss’s health benefits through December 31, 2014.  The agreement is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
The following exhibits are provided herewith:

Exhibit Number	Description

10.1	Separation Agreement and Release between Xhibit Corp. and Kevin Weiss, dated November 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 26, 2014

Xhibit Corp., a Nevada corporation By: /s/ Scott Wiley Scott Wiley, CFO and Acting CEO

Exhibit Index

Exhibit Number	Description

10.1	Separation Agreement and Release between Xhibit Corp. and Kevin Weiss, dated November 24, 2014.